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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        December 31, 2004
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                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

         1-11953                                          98-0160660
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(Commission File Number)                       (IRS Employer Identification No.)

        Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098,
                           Panama, Republic of Panama
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (50-7) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 31, 2004, Willbros USA, Inc. ("WUSA"), an indirect wholly owned subsidiary of the Registrant, entered into an employment agreement (the "Agreement") with Michael F. Curran, the Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of WUSA and the Registrant.

         The term of the Agreement is three years, commencing on January 1, 2005, and ending on December 31, 2007 (the "Employment Period"). During the Employment Period, Mr. Curran will earn a base salary of $700,000 per year (the "Base Salary").

         Additionally, Mr. Curran may earn a cash bonus of up to 150% of his Base Salary (or $1,050,000) (the "Maximum Cash Bonus") for each year during the Employment Period if certain transition performance goals and/or net income target performance goals approved by the Board of Directors of the Registrant are achieved. The transition performance goals specifically relate to Mr. Curran's responsibilities during the Employment Period to facilitate the transition of his title and responsibilities as the Chief Executive Officer of the Registrant to another individual approved by the Board of Directors of the Registrant. During 2005, 2006, and 2007, 25%, 50% and 50%, respectively, of the Maximum Cash Bonus may be earned if the transition performance goals for the relevant year are achieved. The net income target performance goal is generally defined as the line item designated as such in the Registrant's annual budget for the year 2005, 2006, and 2007, respectively, as approved by the Board of Directors for the relevant year, before deducting any net income performance bonuses payable to Mr. Curran and/or otherwise to employees. During 2005, 2006, and 2007, up to 75%, 50% and 50%, respectively, of the Maximum Cash Bonus may be earned if the net income target performance goals for the relevant year are achieved.

         If the total remuneration payable to Mr. Curran, including Base Salary, bonus and any other remuneration includable for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, for any year during the Employment Period exceeds $1,000,000, then a part of the earned bonus will not be paid until July 1, 2008. The part of the bonus earned that will be deferred will be the amount which, when subtracted from the total remuneration payable to Mr. Curran for such year, results in the total remuneration paid to Mr. Curran for such year equaling $1,000,000. Any deferred amount will earn interest as specified in the Agreement.

         Under the terms of the Agreement, Mr. Curran has been and in the future will be granted rights to receive common stock of the Registrant ("Restricted Stock Rights") under the Registrant's 1996 Stock Plan, as amended, as follows:

         1. On January 1, 2005, Restricted Stock Rights for 125,000 shares, with vesting to occur in three equal annual installments on December 31 of 2005, 2006 and 2007;

         2. On January 1, 2006, Restricted Stock Rights for 50,000 shares, with vesting to occur in two equal annual installments on December 31 of 2006 and 2007; and


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         3. On January 1, 2007, Restricted Stock Rights for 50,000 shares, with vesting to occur in two equal installments on June 30, 2007, and December 31, 2007.

All shares of the Registrant's common stock deliverable to Mr. Curran by reason of vesting of the Restricted Stock Rights will be delivered on July 1, 2008. The form of the Award Agreement evidencing the Restricted Stock Rights is attached as an exhibit to the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10 and is incorporated by reference as though fully set forth herein.

         Pursuant to the Agreement, in the event Mr. Curran's employment is terminated by WUSA without cause, or due to a constructive discharge or due to a Change in Control (as defined in the Willbros Group, Inc. Severance Plan as Amended and Restated effective September 25, 2003 (the "Severance Plan")), he will be entitled, among other things: (i) to continue receiving his Base Salary during the remainder of the Employment Period and (ii) to the maximum available amount for unearned bonuses as if he had satisfied the performance goals for each of the uncompleted years remaining in the Employment Period at the time of termination. If Mr. Curran voluntarily resigns or is terminated by WUSA for cause, he will receive his Base Salary through the date of termination and no cash bonuses for any years remaining in the Employment Period which have not yet ended as of the date of termination. If termination occurs by reason of Mr. Curran's death or disability, he will receive his Base Salary through the date of death or termination and the maximum amount available for a cash bonus in the year of his death or termination by reason of disability as if he had satisfied the performance goals for such year (but not for later years during the Employment Period). In such cases, Mr. Curran is entitled to such benefits as are provided under the Severance Plan, if any; provided, however, that the value of any compensation and/or benefits payable under the Severance Plan shall not be duplicative of any amounts paid under the Agreement, and such amounts payable under the Severance Plan shall be offset against the value of any compensation or benefits payable to him under the Agreement, and vice versa.

         Pursuant to the Agreement, during the Employment Period and for a period of one year thereafter, Mr. Curran will not compete with the businesses of the Registrant and its affiliates.

         A copy of the Agreement is attached to this Current Report on Form 8-K as Exhibit 10 and is incorporated by reference as though fully set forth herein. The foregoing summary description of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  The following exhibit is filed herewith:

            10 Employment Agreement dated as of December 31, 2004, between Willbros USA, Inc. and Michael F. Curran, including the form of Restricted Stock Rights Award Agreement attached as an Exhibit thereto.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WILLBROS GROUP, INC.


Date: January 6, 2005                  By: /s/ Warren L. Williams
                                          --------------------------------------
                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10 Employment Agreement dated as of December 31, 2004, between Willbros USA, Inc. and Michael F. Curran, including the form of Restricted Stock Rights Award Agreement attached as an Exhibit thereto.


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